Exhibit 10.1

Execution Version

AMENDMENT NO. 1 dated as of August 1, 2025 (the “Agreement Date”) between HUT 8 MINING CORP., a corporation amalgamated and existing under the laws of the Province of British Columbia (the “Borrower”), COINBASE CREDIT, INC., a corporation organized and existing under the laws of the State of Delaware, as lender (the “Lender”), collateral agent (the “Collateral Agent”) and administrative agent (the “Administrative Agent”).

The Borrower, the Lender, the Collateral Agent and the Administrative Agent are party to a Third Amended and Restated Credit Agreement dated as of June 16, 2025 (as amended, supplemented and otherwise modified and in effect immediately prior to the effectiveness of the amendments contemplated hereby, the “Credit Agreement”). The Borrower, the Collateral Agent, the Administrative Agent and Coinbase Custody Trust Company LLC, as custodian, are party to a Pledge and Collateral Account Control Agreement dated as of June 26, 2023 (the “Pledge Agreement”).

The Borrower has requested that the Lender agree, and the Lender is willing, to amend the Credit Agreement, all on the terms and conditions of this Amendment.

Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions

Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.  In addition, as used herein, “Amendment Effective Date” means the first date on which each of the conditions to effectiveness set forth in Section 4 shall have been satisfied. This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

2.Amendments

Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, but with effect on and after the date hereof, the Credit Agreement shall be amended as follows:

(a)

Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in Section 1.1) and inserting the same in their in the appropriate alphabetic location and amending the following definitions (to the extent already included in Section 1.1), as follows:

“Amendment No.  1” means Amendment No. 1 dated as of August 1, 2025 between the Borrower, the Lender, the Collateral Agent and the Administrative Agent.

“Availability Period” means:

(a)	in relation to Loan A, the period from (and including) the Original Effective Date to and including the date falling 15 Business Days after the Original Effective Date;
(b)	in relation to Loan B, the period from (and including) the date falling 30 calendar days after the Original Effective Date to and including the date falling 15 Business Days thereafter;
(c)	in relation to Loan C, the period from (but excluding) the Business Combination Date to and including the date falling 15 Business Days after the Business Combination Date;
(d)	in relation to Loan D, the period from (and including) the First Amendment and Restatement Effective Date to and including the date falling 15 Business Days thereafter; and
(e)	in relation to any Loan E, the period from (but excluding) the Third Amendment and Restatement Effective Date to and including the Final Maturity Date.

“Base Spread” means 9%.

“Commitment Spread” means, as of any date, an amount (expressed as a percentage), equal to the product of 1.5% and a fraction, the numerator of which is the undrawn amount of the Loan E Commitment on that date and the denominator of which is the drawn amount of the Commitment on that date.

“Interest Rate” means, (i) for each date in the period commencing on the Original Effective Date through but not including the Third Amendment and Restatement Effective Date, the sum of (x) the greater of (I) Federal Funds Rate for such date and (II) 3.25% and (y) the Applicable Margin, (ii) for each date in the period commencing on the Third Amendment and Restatement Effective Date through to (but excluding) September 30, 2025, the Base Spread and (iii) for each date in the period commencing on (and including) September 30, 2025 through to the Final Maturity Date, the sum of the Base Spread and the Commitment Spread.

“July 2025 Amendment Date” means the “Amendment Effective Date” (as defined in Amendment No. 1).”

(b)	Section 2.02(b) (Making the Loan) of the Credit Agreement is amended to read in its entirety as follows:
“(b)

Each disbursement shall be made on notice given not later than 11:00 a.m. (New York City time) five (5) Business Days prior to the date of the proposed Borrowing, by the Borrower to the Lender.  Each notice of Borrowing (a “Notice of Borrowing”) shall be in writing, by e-mail, in substantially the form of Exhibit B hereto, specifying therein the requested date of the Borrowing.  Upon fulfillment of the applicable conditions set forth in Article III, the Lender will make the funds available to the Borrower in an account designated by the Borrower in the Notice of Borrowing.”

(c)

Section 3.02 (Conditions Precedent to each Borrowing) of the Credit Agreement is amended by the replacing the “and” in the fourth line thereof with a comma and inserting the words “and the July 2025 Amendment Date” after the words “the Third Amendment and Restatement Effective Date” in the fifth line thereof.

3.Representations and Warranties

(a)

The Borrower represents and warrants to the Lender and each Agent that the representations and warranties made by it in each of the Loan Documents are true and correct on and as of each of the Agreement Date and the Amendment Effective Date with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).  For the purpose of the representations and warranties made pursuant to this Section 3 and of the Loan Documents, this Agreement shall constitute a “Loan Document”.

4.Conditions to Effectiveness

The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the satisfaction of each of the following conditions to effectiveness (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

(a)	Amendment No. 1. The Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower, the Lender and each Agent.
(b)

Consents.  All governmental and third party consents and approvals necessary in connection with the entry by the Borrower into the transactions contemplated by this Amendment and the other Loan Documents shall have been obtained and shall remain in effect (and evidence thereof in form and substance reasonably satisfactory to the Administrative Agent shall be delivered from any Governmental Authority), and no law or regulation shall be applicable in the reasonable judgment of the Administrative Agent that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

(c)

Certifications: On the Amendment Effective Date, the following statements shall be true and the Administrative Agent shall have received certificates signed by duly authorized officers of the Borrower, dated the Amendment Effective Date, stating that:

(i)

the representations and warranties contained in Section 3 and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representation and warranties shall have been true and correct in all material respects on such earlier date;

(ii)	there shall exist no Adverse Proceeding that could be reasonably likely to have a Material Adverse Effect; and
(iii)	no event has occurred and is continuing, or would result from any Borrowing or from the application of the proceeds therefrom, that constitutes or would constitute a Default.
(d)

Other Documents.  The Administrative Agent shall have received on or before the Amendment Effective Date the following, each dated such day, in form and substance satisfactory to the Administrative Agent:

(i)	the Constituent Documents of the Borrower as in effect on the Amendment Effective Date;
(ii)

all documents evidencing necessary corporate action (including certified copies of resolutions and delegations of signing authority) and governmental approvals, if any, with respect to this Amendment and the other Loan Documents; and

(iii)

a certificate of an authorized officer or attorney-in fact of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

(e)	No Blocking Event. On the Amendment Effective Date, no Blocking Event shall be continuing.

5.Security Confirmation

(a)

The Borrower hereby confirms its obligations under the Pledge Agreement after giving effect to the amendment of the Credit Agreement pursuant to this Amendment (including in respect of the "Obligations" arising under or in respect of the Credit Agreement).

(b)

Except as herein provided, the Pledge Agreement shall remain unchanged and in full force and effect, and each reference to the "Pledge Agreement" and words of similar import therein or in the Credit Agreement shall be a reference to the Pledge Agreement, subject to the confirmations provided herein and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

6.Credit Agreement Otherwise Unchanged

Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, and in the Promissory Note and other documents to which the Borrower is a party shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

7.Counterparts

This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

8.Binding Effect

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.Governing Law

This Amendment shall be construed in accordance with, and this Amendment and all matters arising out of or relating in any way whatsoever to this Amendment (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York.

[Signature pages follow]

HUT 8 MINING CORP.

By:	/s/ Asher Genoot
	Name:	Asher Genoot
	Title:	Chief Executive Officer

[Signature page to Amendment]

COINBASE CREDIT, INC., as Lender, Collateral Agent and as Administrative Agent

By:	/s/ Matt Boyd
	Name:	Matt Boyd
	Title:	Head of Finance

[Signature page to Amendment]